2 SABRA 4Q 2025 SUPPLEMENTAL INFORMATION December 31, 2025 03 COMPANY INFORMATION 04 OVERVIEW 05 PORTFOLIO Triple-Net Portfolio Senior Housing - Managed Portfolio Loans and Other Investments NOI Concentrations Geographic Concentrations - Consolidated Portfolio Triple-Net Lease Expirations 12 INVESTMENTS Summary 13 CAPITALIZATION Overview Indebtedness Debt Maturity Credit Metrics and Ratings 17 FINANCIAL INFORMATION 2026 Outlook Consolidated Financial Statements - Statements of Income Consolidated Financial Statements - Balance Sheets Consolidated Financial Statements - Statements of Cash Flows FFO, Normalized FFO, AFFO and Normalized AFFO Components of Net Asset Value (NAV) 24 APPENDIX Disclaimer Reporting Definitions Discussion and Reconciliation of Certain Non-GAAP Financial Measures: CONTENT https://ir.sabrahealth.com/investors/financials/quarterly-results

3 SABRA 4Q 2025 SUPPLEMENTAL INFORMATION December 31, 2025 SENIOR MANAGEMENT Rick Matros Michael Costa Darrin Smith Chief Executive Officer, President Chief Financial Officer, Treasurer Chief Investment Officer, Secretary and Chair and Executive Vice President and Executive Vice President Jessica Flores Chief Accounting Officer and Executive Vice President BOARD OF DIRECTORS Rick Matros Michael Foster Jeffrey Malehorn Chief Executive Officer, President Lead Independent Director Director and Chair Craig Barbarosh Lynne Katzmann Director Director Katie Cusack Ann Kono Director Director CONTACT INFORMATION Sabra Health Care REIT, Inc. Transfer Agent 1781 Flight Way Equiniti Trust Company, LLC Tustin, CA 92782 P.O. Box 500 888.393.8248 Newark, NJ 07101 sabrahealth.com 800.937.5449 equiniti.com COMPANY INFORMATION

4 SABRA 4Q 2025 SUPPLEMENTAL INFORMATION December 31, 2025 Financial Metrics Reflect Sabra’s pro rata share; dollars in thousands, except per share data December 31, 2025 Three Months Ended Year Ended Revenues $ 211,590 $ 774,203 Net operating income 135,454 518,405 Cash net operating income 133,621 517,330 Diluted per share data: EPS $ 0.11 $ 0.64 FFO 0.36 1.48 Normalized FFO 0.36 1.44 AFFO 0.37 1.47 Normalized AFFO 0.38 1.49 Dividends per common share 0.30 1.20 Capitalization and Market Facts Key Credit Metrics (1) December 31, 2025 December 31, 2025 Common shares outstanding 251.7 million Net Debt to Adjusted EBITDA 5.00x Common equity Market Capitalization $4.8 billion Interest Coverage 4.72x Consolidated Debt $2.6 billion Fixed Charge Coverage Ratio 4.63x Consolidated Enterprise Value $7.2 billion Total Debt/Asset Value 37 % Secured Debt/Asset Value 1 % Common stock closing price $18.94 Unencumbered Assets/Unsecured Debt 269 % Common stock 52-week range $15.60 - $19.97 Common stock ticker symbol SBRA Portfolio Dollars in thousands, units and Cash NOI reflect Sabra’s pro rata share Three Months Ended December 31, 2025As of December 31, 2025 Property Count Investment Beds/Units Cash NOI Investment in Real Estate Properties, gross Triple-Net Portfolio: Skilled Nursing/Transitional Care 210 $ 2,802,561 23,537 $ 63,080 Senior Housing - Leased 32 376,590 2,668 8,313 Behavioral Health 16 473,813 1,138 11,213 Specialty Hospitals and Other 15 225,498 392 4,872 Total Triple-Net Portfolio 273 3,878,462 27,735 Senior Housing - Managed 87 2,030,267 8,677 31,527 Consolidated Real Estate Investments 360 5,908,729 36,412 Unconsolidated Joint Venture Senior Housing - Managed 16 205,595 1,256 4,065 Total Equity Investments 376 6,114,324 37,668 Investments in Loans Receivable, gross (2) 13 368,830 Preferred Equity Investments, gross (3) 4 65,353 Includes 61 relationships in 40 U.S. states and CanadaTotal Investments 393 $ 6,548,507 (1) See page 16 of this supplement for important information about these credit metrics. (2) Our loans receivable investments include one investment which has a right of first offer on six addiction treatment centers with 928 beds and one investment which has a purchase option on one Skilled Nursing/ Transitional Care facility with 106 beds. (3) Our preferred equity investments include investments in entities owning three Senior Housing developments with 516 aggregate units and one Skilled Nursing/Transitional Care development with 120 beds. OVERVIEW

5 SABRA 4Q 2025 SUPPLEMENTAL INFORMATION December 31, 2025 Operating Statistics Twelve Months Ended September 30, 2024 December 31, 2024 March 31, 2025 June 30, 2025 September 30, 2025 Occupancy Skilled Nursing/Transitional Care 80.9% 81.7% 82.6% 83.0% 83.4 % Senior Housing - Leased 89.6% 90.1% 90.1% 88.7% 89.0 % Behavioral Health, Specialty Hospitals and Other 77.9% 77.7% 77.5% 76.4% 76.5 % Skilled Mix Skilled Nursing/Transitional Care 37.7% 37.8% 38.1% 38.3% 38.3 % PORTFOLIO Triple-Net Portfolio (1) (1) Occupancy Percentage and Skilled Mix (together, “Operating Statistics”) and EBITDARM Coverage for each period presented include only Stabilized Facilities owned by the Company as of the end of the quarter following the period presented and only for the duration such facilities were owned by the Company and classified as Stabilized Facilities. EBITDARM Coverage Twelve Months Ended September 30, 2024 December 31, 2024 March 31, 2025 June 30, 2025 September 30, 2025 Skilled Nursing/Transitional Care 2.09x 2.19x 2.27x 2.35x 2.38x Senior Housing - Leased 1.36x 1.41x 1.49x 1.52x 1.52x Behavioral Health, Specialty Hospitals and Other 3.66x 3.77x 3.87x 3.90x 3.99x Key Triple-Net Relationships EBITDARM Coverage Twelve Months Ended Relationship Primary Property Type June 30, 2025 September 30, 2025 Ensign Group Skilled Nursing 2.87x 2.97x Avamere Family of Companies Skilled Nursing 1.93x 1.87x Signature Healthcare Skilled Nursing 2.60x 2.65x Signature Behavioral Behavioral Hospitals 1.59x 1.57x The McGuire Group Skilled Nursing 1.93x 1.91x Healthmark Group Skilled Nursing 1.63x 1.65x Communicare Skilled Nursing 1.87x 1.98x Cadia Healthcare Skilled Nursing 1.72x 1.81x Focused Post Acute Care Partners Skilled Nursing 1.80x 1.90x Southern Healthcare Skilled Nursing 3.06x 3.22x Other Mulitple 3.42x 3.36x Total 2.53x 2.55x

6 SABRA 4Q 2025 SUPPLEMENTAL INFORMATION December 31, 2025 PORTFOLIO Senior Housing - Managed Portfolio (1) Same store Senior Housing - Managed portfolio includes Stabilized Facilities owned as the same property type for the full period in all comparison periods. Resident fees and services, Cash NOI and REVPOR have been adjusted for changes in the foreign currency exchange rate where applicable by applying the average exchange rate for the current period to prior period results. Operating Performance Reflects Sabra’s pro rata share, except number of properties; dollars in thousands Three Months Ended December 31, 2024 March 31, 2025 June 30, 2025 September 30, 2025 December 31, 2025 Consolidated Portfolio Number of Properties 69 69 73 83 87 Number of Units 6,680 6,680 6,981 8,282 8,677 Recurring capital expenditures $ 1,547 $ 1,257 $ 1,271 $ 1,965 $ 2,140 Nonrecurring capital expenditures $ 7,515 $ 4,938 $ 3,180 $ 4,955 $ 10,332 Occupancy 83.5% 83.3% 82.8% 83.5% 84.8 % Resident fees and services $ 76,865 $ 77,447 $ 78,985 $ 91,900 $ 108,122 Cash NOI $ 21,107 $ 20,993 $ 21,581 $ 26,032 $ 31,527 Cash NOI Margin % 27.5% 27.1% 27.3% 28.3% 29.2 % Unconsolidated Portfolio Number of Properties 16 16 16 16 16 Number of Units 1,256 1,256 1,256 1,256 1,256 Recurring capital expenditures $ 236 $ 140 $ 196 $ 278 $ 306 Nonrecurring capital expenditures $ 390 $ 352 $ 247 $ 302 $ 376 Occupancy 90.7% 90.3% 91.0% 92.9% 93.5 % Resident fees and services $ 10,646 $ 10,192 $ 10,989 $ 11,524 $ 11,611 Cash NOI $ 3,041 $ 3,065 $ 3,764 $ 4,039 $ 4,065 Cash NOI Margin % 28.6% 30.1% 34.3% 35.0% 35.0 % Same Store Operating Performance (1) Reflects Sabra’s pro rata share, except number of properties; dollars in thousands, except REVPOR Three Months Ended December 31, 2024 March 31, 2025 June 30, 2025 September 30, 2025 December 31, 2025 Number of Properties 68 68 68 68 68 Number of Available Units 6,170 6,195 6,193 6,195 6,194 REVPOR $ 4,325 $ 4,348 $ 4,389 $ 4,416 $ 4,506 Occupancy 86.3% 86.2% 86.6% 87.0% 87.9 % Resident fees and services $ 69,129 $ 69,680 $ 70,633 $ 71,370 $ 73,587 Cash NOI $ 20,558 $ 21,032 $ 22,621 $ 22,327 $ 23,144 Cash NOI Margin % 29.7% 30.2% 32.0% 31.3% 31.5 % Key Senior Housing - Managed Relationships As of December 31, 2025 Number of Properties Sienna Senior Living 21 Inspirit Senior Living 18 Traditions Management 12 Discovery Senior Living 12 Health Dimensions Group 6 Other 34 Total 103

7 SABRA 4Q 2025 SUPPLEMENTAL INFORMATION December 31, 2025 PORTFOLIO Loans and Other Investments Loans Receivable and Other Investments Dollars in thousands As of December 31, 2025 Loan Type Number of Loans Property Type Principal Balance Book Value Weighted Average Contractual Interest Rate Weighted Average Annualized Effective Interest Rate Interest Income Three Months Ended December 31, 2025 (1) Maturity Date Mortgage 3 Behavioral Health / Skilled Nursing $ 335,600 $ 335,600 7.7% 7.7% $ 6,514 11/01/26 - 06/01/29 Other 10 Multiple 41,649 38,194 7.4% 6.9% 682 02/28/26 - 08/31/33 13 377,249 373,794 7.7% 7.6% $ 7,196 Allowance for loan losses — (5,047) $ 377,249 $ 368,747 Other Investment Type Number of Investments Property Type Total Funding Commitments Total Amount Funded Book Value Rate of Return Other Income Three Months Ended December 31, 2025 (1) Preferred Equity 4 Skilled Nursing / Senior Housing $ 51,844 $ 51,844 $ 65,353 11.0% $ 1,752 (1) Includes income related to loans receivable and other investments held as of December 31, 2025.

8 SABRA 4Q 2025 SUPPLEMENTAL INFORMATION December 31, 2025 Avamere Family of Companies: 7.7% Signature Healthcare: 7.5% Signature Behavioral: 6.3% Recovery Centers of America: 5.2% The McGuire Group: 3.9% Managed (No Operator Credit Exposure): 27.4% Other: 34.2% The Ensign Group: 7.8% RELATIONSHIP CONCENTRATION PROPERTY TYPE CONCENTRATION PAYOR SOURCE CONCENTRATION (2) PORTFOLIO NOI Concentrations (1) As of December 31, 2025 (1) Relationship and asset class concentrations include real estate investments and investments in loans receivable and other investments. Relationship concentrations use Annualized Cash NOI, and asset class concentrations use Annualized Cash NOI, as adjusted to reflect Annualized Cash NOI from our mortgage and construction loans receivable and preferred equity investments in the related asset class of the underlying real estate. Payor source concentration excludes Annualized Cash NOI from investments in loans receivable and other investments. (2) Tenant payor source allocation presented one quarter in arrears. Behavioral Health: 12.9% Senior Housing - Leased: 7.7% Specialty Hospital and Other: 3.7%Other: 0.5% Skilled Nursing/Transitional Care: 47.8% Senior Housing - Managed: 27.4% Private Pay: 49.7%Non-Private: 50.3%

9 SABRA 4Q 2025 SUPPLEMENTAL INFORMATION December 31, 2025 PORTFOLIO Geographic Concentrations - Consolidated Portfolio Property Type As of December 31, 2025 Location Skilled Nursing/ Transitional Care Senior Housing - Leased Senior Housing - Managed Consolidated    Behavioral Health Specialty Hospitals and Other Total % of Total Texas 33 3 7 — 13 56 15.6 % California 23 — 2 3 1 29 8.0 Kentucky 24 1 1 1 1 28 7.8 Indiana 14 2 5 2 — 23 6.4 Oregon 15 1 3 — — 19 5.3 North Carolina 13 — 2 — — 15 4.2 Missouri 10 — 2 1 — 13 3.6 Washington 10 — 2 — — 12 3.3 Michigan 1 5 5 — — 11 3.0 Virginia 6 — 4 — — 10 2.8 Other (30 states & Canada) 61 20 54 9 — 144 40.0 Total 210 32 87 16 15 360 100.0% % of Total 58.3% 8.9% 24.2% 4.4% 4.2% 100.0 % Distribution of Beds/Units As of December 31, 2025   Property Type Location Total Number of Properties Skilled Nursing/ Transitional Care Senior Housing - Leased Senior Housing - Managed Consolidated    Behavioral Health Specialty Hospitals and Other Total % of Total Texas 56 4,211 350 856 — 325 5,742 15.8 % Kentucky 28 2,572 130 142 60 40 2,944 8.1 Indiana 23 1,429 277 701 138 — 2,545 7.0 California 29 1,924 — 160 313 27 2,424 6.7 Oregon 19 1,520 215 162 — — 1,897 5.2 North Carolina 15 1,454 — 237 — — 1,691 4.6 New York 10 1,576 — 107 — — 1,683 4.6 Washington 12 1,123 — 165 — — 1,288 3.5 Missouri 13 763 — 311 82 — 1,156 3.2 Virginia 10 894 — 246 — — 1,140 3.1 Other (30 states & Canada) 145 6,071 1,696 5,590 545 — 13,902 38.2 Total 360 23,537 2,668 8,677 1,138 392 36,412 100.0% % of Total 64.7% 7.3% 23.8% 3.1% 1.1% 100.0%

10 SABRA 4Q 2025 SUPPLEMENTAL INFORMATION December 31, 2025 PORTFOLIO Geographic Concentrations - Consolidated Portfolio Continued Investment Dollars in thousands As of December 31, 2025   Property Type Location Total Number of Properties Skilled Nursing/ Transitional Care Senior Housing - Leased Senior Housing - Managed Consolidated    Behavioral Health Specialty Hospitals and Other    Total % of Total Texas 56 $ 340,386 $ 27,335 $ 206,601 $ — $ 187,387 $ 761,709 12.9 % California 29 411,843 — 59,213 217,699 7,798 696,553 11.8 Indiana 23 196,862 58,995 180,066 12,156 — 448,079 7.6 Oregon 19 261,316 33,002 53,380 — — 347,698 5.9 Kentucky 28 246,546 35,473 23,878 9,373 30,313 345,583 5.8 New York 10 298,545 — 22,145 — — 320,690 5.4 Ohio 6 13,447 — 195,757 — — 209,204 3.5 North Carolina 15 125,549 — 75,311 — — 200,860 3.4 Florida 9 — 27,274 148,571 5,744 — 181,589 3.1 Michigan 11 27,591 33,661 119,529 — — 180,781 3.1 Other (30 states and Canada) (1) 154 880,476 160,850 945,816 228,841 — 2,215,983 37.5 Total 360 $ 2,802,561 $ 376,590 $ 2,030,267 $ 473,813 $ 225,498 $ 5,908,729 100.0% % of Total 47.4% 6.4% 34.4% 8.0% 3.8% 100.0% (1) Investment balance in Canada is based on the exchange rate as of December 31, 2025 of $0.7295 per 1 CAD.

11 SABRA 4Q 2025 SUPPLEMENTAL INFORMATION December 31, 2025 PORTFOLIO Triple-Net Lease Expirations Triple-Net Lease Expirations Dollars in thousands Skilled Nursing/ Transitional Care Senior Housing - Leased Behavioral Health Specialty Hospitals and Other Total Annualized RevenuesAs of December 31, 2025   % of Total 2026 (1) $ 2,926 $ — $ 4,348 $ — $ 7,274 2.1% 2027 22,020 4,562 — — 26,582 7.5 2028 23,490 1,160 — 3,703 28,353 8.0 2029 47,631 5,486 — 6,354 59,471 16.9 2030 — — — 4,818 4,818 1.4 2031 84,675 4,902 — — 89,577 25.4 2032 7,887 1,777 33,723 3,938 47,325 13.4 2033 — 3,944 5,077 — 9,021 2.6 2034 4,689 3,265 — — 7,954 2.3 2035 7,974 970 — 786 9,730 2.7 Thereafter 52,750 7,993 1,590 — 62,333 17.7 Total Annualized Revenues $ 254,042 $ 34,059 $ 44,738 $ 19,599 $ 352,438 100.0% (1) Includes leases on a month-to-month term.

12 SABRA 4Q 2025 SUPPLEMENTAL INFORMATION December 31, 2025 INVESTMENTS Summary Investment Activity Dollars in thousands Investment Number of Properties Beds/Units 2025 Amounts Invested (1) Expected Initial Cash Yield Real Estate Senior Housing - Leased 1Q 2025 (2) N/A 24 $ 7,789 7.50 % Senior Housing - Managed 2Q 2025 1 212 53,000 7.50% 3Q 2025 (3) 6 709 217,458 7.77% 4Q 2025 4 395 150,500 7.04 % Additions to Real Estate (4) N/A N/A 2,355 8.44% 431,102 7.48 % Loans Receivable Fundings N/A N/A 6,910 8.55 % All Investments through December 31, 2025 $ 438,012 7.50% (1) Excludes capitalized acquisition costs and origination fees. (2) Includes the Company's exercise of its option to acquire additional units on the campus of one of its Senior Housing - Leased communities. (3) Excludes the Company's purchase of the operations of four Senior Housing - Managed communities previously leased under triple-net operating leases for an aggregate $19.7 million. Concurrent with the purchase, the triple-net operating leases were terminated and the Company entered into property management agreements with the former tenant. (4) Excludes capital expenditures for the Senior Housing - Managed portfolio and recurring capital expenditures for the Triple-Net portfolio.

13 SABRA 4Q 2025 SUPPLEMENTAL INFORMATION December 31, 2025 CAPITALIZATION Overview Consolidated Debt Dollars in thousands As of December 31, 2025 Secured debt $ 44,021 Revolving credit facility 217,584 Term loans 1,039,425 Senior unsecured notes 1,250,000 Total 2,551,030 Deferred financing costs and premiums/discounts, net (22,134) Total, net $ 2,528,896 Revolving Credit Facility Dollars in thousands As of December 31, 2025 Credit facility availability $ 782,416 Credit facility capacity 1,000,000 Enterprise Value Dollars in thousands, except per share amounts As of December 31, 2025 Shares Outstanding   Price   Value Common stock 251,697,456 $ 18.94 $ 4,767,150 Consolidated Debt 2,551,030 Cash and cash equivalents (71,537) Consolidated Enterprise Value $ 7,246,643 Common Stock and Equivalents Weighted Average Common Shares Three Months Ended December 31, 2025 Year Ended December 31, 2025 EPS, FFO and Normalized FFO AFFO and Normalized AFFO EPS, FFO and Normalized FFO AFFO and Normalized AFFO Basic common stock 249,375,192 249,375,192 241,312,309 241,312,309 Dilutive securities: Restricted stock units 3,162,685 4,015,980 2,871,902 3,957,851 Forward equity sale agreements 230,394 230,394 313,031 313,031 Diluted common and common equivalents 252,768,271 253,621,566 244,497,242 245,583,191 At-The-Market Common Stock Offering Program Dollars in thousands, except per share amounts Three Months Ended December 31, 2025 Shares issued 2,286,320 Net proceeds $ 39,995 Weighted average price per share, net of commissions $ 17.49 Availability as of December 31, 2025 $ 482,878 Forward sales agreements as of December 31, 2025 Shares outstanding 17,350,218 Weighted average price per share, net of commissions $ 18.60

14 SABRA 4Q 2025 SUPPLEMENTAL INFORMATION December 31, 2025 CAPITALIZATION Indebtedness Fixed | Variable Rate Debt Dollars in thousands Weighted Average Effective Interest Rate (1)As of December 31, 2025 Principal     % of Total Fixed Rate Debt   Secured debt $ 44,021     3.36%   1.7 % Senior unsecured notes 1,250,000     3.57%   49.0 % Total fixed rate debt 1,294,021     3.56%   50.7 % Variable Rate Debt (2)   Revolving credit facility 217,584     4.79%   8.5 % Term loans 1,039,425 4.37% 40.8 % Total variable rate debt 1,257,009     4.44%   49.3 % Consolidated Debt $ 2,551,030     4.00%   100.0 % Secured | Unsecured Debt Dollars in thousands Weighted Average Effective Interest Rate (1)As of December 31, 2025 Principal     % of Total Secured Debt   Secured debt $ 44,021     3.36%   1.7 % Unsecured Debt Senior unsecured notes 1,250,000     3.57%   49.0 % Revolving credit facility 217,584     4.79%   8.5 % Term loans 1,039,425 4.37% 40.8 % Total unsecured debt 2,507,009     4.01%   98.3 % Consolidated Debt $ 2,551,030     4.00%   100.0% (1) Weighted average effective interest rate includes private mortgage insurance and impact of interest rate hedges. (2) Variable rate debt includes $930.0 million subject to interest rate swaps that fix SOFR at a weighted average rate of 3.20%, and $109.4 million (CAD $150.0 million) subject to swap agreements that fix CORRA at 2.59% as of December 31, 2025. Excluding these amounts, variable rate debt was 8.5% of Consolidated Debt as of December 31, 2025.

15 SABRA 4Q 2025 SUPPLEMENTAL INFORMATION December 31, 2025 CAPITALIZATION Debt Maturity Debt Maturity Schedule Dollars in thousands Secured Debt Senior Unsecured Notes   Term Loans     Revolving Credit Facility (1) Consolidated Debt As of December 31, 2025 Principal Rate (2) Principal Rate (2)   Principal Rate (2)     Principal Rate (2) Principal Rate (2) 2026 (1) $ 2,147   3.37%   $ —   —     $ —   —     $ — — $ 2,147   3.37% 2027 2,206   3.38%   100,000   5.38%     —   —     217,584 4.79% 319,790   4.97% 2028 2,266   3.40%   —   —     539,425   4.11%     — — 541,691   4.11% 2029 2,328   3.42%   350,000   3.90% —   —     — — 352,328   3.90% 2030 2,392   3.44%   —   — 500,000   4.64%     — — 502,392   4.63% 2031 2,093   3.46%   800,000   3.20%     —   —     — — 802,093   3.20% 2032 1,887   3.47%   — — —   —     — — 1,887   3.47% 2033 1,940   3.48%   —   —     —   —     — — 1,940   3.48% 2034 1,995   3.50%   —   —     —   —     — — 1,995   3.50% 2035 2,026   3.52% — — — — — — 2,026 3.52 % Thereafter 22,741   3.69%   —   —     —   —     — — 22,741   3.69 % Total $ 44,021   $ 1,250,000 $ 1,039,425     $ 217,584 $ 2,551,030 Wtd. avg. maturity/years 19.4   5.0 3.2     1.0 4.2 Wtd. avg. interest rate (2) 3.36%   3.57% 4.37%     4.79% 4.00% (1) Revolving Credit Facility is subject to two six-month extension options. (2) Includes private mortgage insurance and impact of interest rate hedges.

16 SABRA 4Q 2025 SUPPLEMENTAL INFORMATION December 31, 2025 Key Credit Metrics (1) December 31, 2025 Net Debt to Adjusted EBITDA (2) 5.00x Interest Coverage 4.72x Fixed Charge Coverage Ratio 4.63x Total Debt/Asset Value 37 % Secured Debt/Asset Value 1 % Unencumbered Assets/Unsecured Debt 269 % Cost of Permanent Consolidated Debt (3) 3.92 % Unsecured Notes Ratings S&P (Stable outlook) BBB- Fitch (Stable outlook) BBB- Moody’s (Stable outlook) Baa3 CAPITALIZATION Credit Metrics and Ratings (1) Key credit statistics (except Net Debt to Adjusted EBITDA) are calculated in accordance with the credit agreement relating to the revolving credit facility and the indentures relating to our senior unsecured notes. In addition, key credit statistics give effect to dispositions and acquisitions completed after the period presented as though such dispositions and acquisitions occurred at the beginning of the period. (2) Based on the annualized trailing three-month period ended as of the date indicated. (3) Excludes revolving credit facility balance that had an interest rate of 4.79% as of December 31, 2025.

17 SABRA 4Q 2025 SUPPLEMENTAL INFORMATION December 31, 2025 2026 Full-Year Guidance   Diluted per share data attributable to Sabra Health Care REIT, Inc. Net income $ 0.60 — $ 0.64 FFO $ 1.49 — $ 1.53 Normalized FFO $ 1.49 — $ 1.53 AFFO $ 1.55 — $ 1.59 Normalized AFFO $ 1.55 — $ 1.59 FINANCIAL INFORMATION 2026 Outlook Earnings guidance above assumes: • low-single-digit Cash NOI growth for the triple-net portfolio at the midpoint, ignoring the impact of acquisitions and dispositions; • average full-year Cash NOI growth for the same-store Senior Housing - Managed portfolio in the low to mid-teens; • general and administrative expenses at the midpoint of $52 million, which includes $12 million of stock-based compensation expense; • cash interest expense of $103 million at the midpoint; • weighted average share count of 255 million and 256 million for Normalized FFO and Normalized AFFO, respectively; • no tenants are placed on cash-basis or moved to accrual-basis for revenue recognition after December 31, 2025; and • only investments, dispositions and capital markets activity completed as of February 12, 2026. The foregoing guidance ranges reflect management’s view of current and future market conditions. There can be no assurance that the Company’s actual results will not differ materially from the estimates set forth above. Except as otherwise required by law, the Company assumes no, and hereby disclaims any, obligation to update any of the foregoing guidance ranges as a result of new information or new or future developments.

18 SABRA 4Q 2025 SUPPLEMENTAL INFORMATION December 31, 2025 FINANCIAL INFORMATION Consolidated Financial Statements Consolidated Statements of Income Dollars in thousands, except per share data Three Months Ended December 31, Year Ended December 31,   2025 2024 2025 2024 Revenues: Rental and related revenues (1) $ 92,917 $ 96,068 $ 374,131 $ 381,495 Resident fees and services 108,434 76,865 356,883 284,581 Interest and other income 10,551 9,413 43,618 37,159 Total revenues 211,902 182,346 774,632 703,235 Expenses: Depreciation and amortization 51,405 42,308 186,996 169,623 Interest 28,940 28,083 112,489 115,272 Triple-net portfolio operating expenses 3,602 4,080 14,487 17,072 Senior housing - managed portfolio operating expenses 76,815 55,758 256,619 210,016 General and administrative 15,908 13,032 53,710 50,067 Recovery of loan losses (407) (125) (1,047) (571) Impairment of real estate 648 — 7,322 18,472 Total expenses 176,911 143,136 630,576 579,951 Other income (expense): Loss on extinguishment of debt — — (1,154) — Other income 58 1,897 14,036 2,735 Net (loss) gain on sales of real estate (9,063) 6,064 (3,519) 2,095 Total other (expense) income (9,005) 7,961 9,363 4,830 Income before income (loss) from unconsolidated joint ventures and income tax expense 25,986 47,171 153,419 128,114 Income (loss) from unconsolidated joint ventures 1,652 (96) 3,928 (397) Income tax expense (491) (380) (1,837) (1,005) Net income 27,147 46,695 155,510 126,712 Net loss attributable to noncontrolling interests 78 — 99 — Net income attributable to Sabra Health Care REIT, Inc. $ 27,225 $ 46,695 $ 155,609 $ 126,712 Net income attributable to Sabra Health Care REIT, Inc., per: Basic common share $ 0.11 $ 0.20 $ 0.64 $ 0.54 Diluted common share $ 0.11 $ 0.19 $ 0.64 $ 0.54         Weighted average number of common shares outstanding, basic 249,375,192 236,597,675 241,312,309 233,498,736 Weighted average number of common shares outstanding, diluted 252,768,271 239,640,053 244,497,242 236,045,862 (1) See page 19 for additional details regarding Rental and related revenues.

19 SABRA 4Q 2025 SUPPLEMENTAL INFORMATION December 31, 2025 FINANCIAL INFORMATION Consolidated Financial Statements Consolidated Statements of Income - Supplemental Information Dollars in thousands Three Months Ended December 31, Year Ended December 31,   2025 2024 2025 2024 Cash rental income $ 87,514 $ 89,995 $ 358,928 $ 363,905 Straight-line rental income 782 876 4,464 4,289 Write-offs of cash and straight-line rental income receivable and lease intangibles — (508) (7,759) (6,032) Above/below market lease amortization 1,058 1,233 4,315 4,867 Operating expense recoveries 3,563 4,472 14,183 14,466 Rental and related revenues $ 92,917 $ 96,068 $ 374,131 $ 381,495

20 SABRA 4Q 2025 SUPPLEMENTAL INFORMATION December 31, 2025 FINANCIAL INFORMATION Consolidated Financial Statements Consolidated Balance Sheets Dollars in thousands, except per share data December 31, 2025 December 31, 2024 Assets Real estate investments, net of accumulated depreciation of $1,224,663 and $1,102,030 as of December 31, 2025 and December 31, 2024, respectively $ 4,686,377 $ 4,513,734 Loans receivable and other investments, net 434,100 442,584 Investment in unconsolidated joint ventures 118,166 121,803 Cash and cash equivalents 71,537 60,468 Restricted cash 6,603 5,871 Lease intangible assets, net 65,321 27,464 Accounts receivable, prepaid expenses and other assets, net 111,292 131,755 Total assets $ 5,493,396 $ 5,303,679 Liabilities Secured debt, net $ 43,275 $ 45,316 Revolving credit facility 217,584 106,554 Term loans, net 1,032,311 529,753 Senior unsecured notes, net 1,235,726 1,736,025 Accounts payable and accrued liabilities 119,329 117,896 Lease intangible liabilities, net 21,383 26,847 Total liabilities 2,669,608 2,562,391 Equity Preferred stock, $0.01 par value; 10,000,000 shares authorized, zero shares issued and outstanding as of December 31, 2025 and December 31, 2024 — — Common stock, $0.01 par value; 500,000,000 shares authorized, 251,697,456 and 237,586,882 shares issued and outstanding as of December 31, 2025 and December 31, 2024, respectively 2,517 2,376 Additional paid-in capital 4,836,270 4,592,605 Cumulative distributions in excess of net income (2,013,375) (1,874,633) Accumulated other comprehensive (loss) income (3,571) 20,940 Total Sabra Health Care REIT, Inc. stockholders’ equity 2,821,841 2,741,288 Noncontrolling interests 1,947 — Total equity 2,823,788 2,741,288 Total liabilities and equity $ 5,493,396 $ 5,303,679

21 SABRA 4Q 2025 SUPPLEMENTAL INFORMATION December 31, 2025 FINANCIAL INFORMATION Consolidated Financial Statements Consolidated Statements of Cash Flows Dollars in thousands Year Ended December 31, 2025 2024 Cash flows from operating activities: Net income $ 155,510 $ 126,712 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 186,996 169,623 Non-cash rental and related revenues (1,020) (3,856) Non-cash interest income 7 29 Non-cash interest expense 7,970 10,479 Stock-based compensation expense 11,360 8,987 Loss on extinguishment of debt 1,154 — Recovery of loan losses (1,047) (571) Net loss (gain) on sales of real estate 3,519 (2,095) Impairment of real estate 7,322 18,472 (Income) loss from unconsolidated joint ventures (3,928) 397 Distributions of earnings from unconsolidated joint ventures 7,813 5,447 Other non-cash items (17,190) (534) Changes in operating assets and liabilities: Accounts receivable, prepaid expenses and other assets, net (11,449) (15,462) Accounts payable and accrued liabilities 1,596 (7,087) Net cash provided by operating activities 348,613 310,541 Cash flows from investing activities: Acquisition of real estate and lease intangibles (452,933) (136,430) Origination and fundings of loans receivable (6,910) (21,645) Origination and fundings of preferred equity investments (9) (2,832) Additions to real estate (41,521) (54,712) Repayments of loans receivable 20,671 3,551 Repayments of preferred equity investments 2,533 5,944 Investment in unconsolidated joint ventures (1,241) (1,258) Net proceeds from the sales of real estate 88,637 95,999 Proceeds from net investment hedges 4,462 — Insurance proceeds 1,589 2,382 Distributions in excess of earnings from unconsolidated joint ventures 6,762 — Net cash used in investing activities (377,960) (109,001) Cash flows from financing activities: Net borrowings from revolving credit facility 109,805 14,595 Principal payments on senior unsecured notes (500,000) — Proceeds from term loans 500,000 — Principal payments on secured debt (2,089) (2,033) Payments of deferred financing costs (4,405) (94) Payments related to extinguishment of debt (2,884) — Contributions from noncontrolling interests 2,046 — Issuance of common stock, net 227,781 86,121 Dividends paid on common stock (289,497) (280,150) Net cash provided by (used in) financing activities 40,757 (181,561) Net increase in cash, cash equivalents and restricted cash 11,410 19,979 Effect of foreign currency translation on cash, cash equivalents and restricted cash 391 (359) Cash, cash equivalents and restricted cash, beginning of period 66,339 46,719 Cash, cash equivalents and restricted cash, end of period $ 78,140 $ 66,339 Supplemental disclosure of cash flow information: Interest paid $ 110,957 $ 105,200 Income taxes paid $ 1,496 $ 1,389

22 SABRA 4Q 2025 SUPPLEMENTAL INFORMATION December 31, 2025 FINANCIAL INFORMATION FFO, Normalized FFO, AFFO and Normalized AFFO (1) Other normalizing items for FFO and AFFO for the three months ended December 31, 2025 include a $1.8 million catch-up adjustment related to changes in performance-based assumptions on management's compensation. Other normalizing items for FFO for the year ended December 31, 2025 include a $17.2 million gain reclassified from other comprehensive loss related to six previously terminated interest rate swaps as the related forecasted transactions were determined to be probable not to occur and $3.5 million of transition expenses related to the transition of Senior Housing - Managed communities to new operators. Other normalizing items for AFFO for the year ended December 31, 2025 include $3.5 million of transition expenses related to the transition of Senior Housing - Managed communities to new operators. Other normalizing items for FFO and AFFO for the three months and year ended December 31, 2024 include $0.5 million of gain on insurance proceeds. In addition, other normalizing items for FFO and AFFO include triple-net operating expenses, net of recoveries. (2) Other adjustments for the year ended December 31, 2025 include a $17.2 million gain reclassified from other comprehensive loss related to six terminated interest rate swaps as the related forecasted transactions were determined to be probable not to occur. FFO, Normalized FFO, AFFO and Normalized AFFO Dollars in thousands, except per share data Three Months Ended December 31, Year Ended December 31,   2025 2024 2025 2024 Net income attributable to Sabra Health Care REIT, Inc. $ 27,225 $ 46,695 $ 155,609 $ 126,712 Add: Depreciation and amortization of real estate assets 51,405 42,308 186,996 169,623 Depreciation and amortization of real estate assets related to noncontrolling interests (123) — (163) — Depreciation and amortization of real estate assets related to unconsolidated joint ventures 1,639 2,213 7,584 8,893 Net loss (gain) on sales of real estate 9,063 (6,064) 3,519 (2,095) Impairment of real estate 648 — 7,322 18,472 FFO attributable to Sabra Health Care REIT, Inc. $ 89,857 $ 85,152 $ 360,867 $ 321,605 Write-offs of cash and straight-line rental income receivable and lease intangibles — 508 7,759 6,032 Lease termination income, net of expense — — (1,518) — Loss on extinguishment of debt — — 1,154 — Recovery of loan losses (407) (125) (1,047) (571) Other normalizing items (1) 1,711 (1,057) (14,303) 1,662 Normalized FFO attributable to Sabra Health Care REIT, Inc. $ 91,161 $ 84,478 $ 352,912 $ 328,728 FFO attributable to Sabra Health Care REIT, Inc. $ 89,857 $ 85,152 $ 360,867 $ 321,605 Stock-based compensation expense 3,070 2,539 11,360 8,987 Non-cash rental and related revenues (1,840) (1,627) (1,020) (3,856) Non-cash interest expense 2,362 1,729 7,970 10,479 Non-cash portion of loss on extinguishment of debt — — (1,730) — Recovery of loan losses (407) (125) (1,047) (571) Other adjustments related to unconsolidated joint ventures 76 71 313 472 Other adjustments (2) 393 (144) (15,142) 1,072 AFFO attributable to Sabra Health Care REIT, Inc. $ 93,511 $ 87,595 $ 361,571 $ 338,188 Lease termination income, net of expense — — (1,518) — Cash portion of loss on extinguishment of debt — — 2,884 — Write-off of cash rental income — 25 — 732 Other normalizing items (1) 1,703 (704) 2,474 1,846 Normalized AFFO attributable to Sabra Health Care REIT, Inc. $ 95,214 $ 86,916 $ 365,411 $ 340,766 Amounts per diluted common share attributable to Sabra Health Care REIT, Inc.: Net income $ 0.11 $ 0.19 $ 0.64 $ 0.54 FFO $ 0.36 $ 0.36 $ 1.48 $ 1.36 Normalized FFO $ 0.36 $ 0.35 $ 1.44 $ 1.39 AFFO $ 0.37 $ 0.36 $ 1.47 $ 1.43 Normalized AFFO $ 0.38 $ 0.36 $ 1.49 $ 1.44 Weighted average number of common shares outstanding, diluted: Net income, FFO and Normalized FFO 252,768,271 239,640,053 244,497,242 236,045,862 AFFO and Normalized AFFO 253,621,566 240,395,180 245,583,191 237,116,036

23 SABRA 4Q 2025 SUPPLEMENTAL INFORMATION December 31, 2025 FINANCIAL INFORMATION Components of Net Asset Value (NAV) As of December 31, 2025 (1) Amounts represent principal amounts due and exclude deferred financing costs, net and premiums/discounts, net. (2) Includes balances that impact cash or NOI and excludes non-cash items. Annualized Cash NOI Dollars in thousands Skilled Nursing/Transitional Care $ 254,042 Senior Housing - Leased 34,059 Senior Housing - Managed Consolidated Portfolio 130,591 Senior Housing - Managed Unconsolidated Portfolio 16,262 Behavioral Health 44,738 Specialty Hospitals and Other 19,599 Annualized Cash NOI (excluding loans receivable and other investments) $ 499,291 Obligations Reflects Sabra's pro rata share; dollars in thousands Secured debt (1) $ 44,021 Senior unsecured notes (1) 1,250,000 Revolving credit facility 217,584 Term loans (1) 1,039,425 Unconsolidated joint venture debt 76,097 Total Debt 2,627,127 Add (less): Cash and cash equivalents and restricted cash (77,911) Unconsolidated joint venture cash and cash equivalents and restricted cash (5,137) Accounts payable and accrued liabilities (2) 109,084 Net obligations $ 2,653,163 Other Assets Reflects Sabra's pro rata share; dollars in thousands Loans receivable and other investments, net $ 434,100 Accounts receivable, prepaid expenses and other assets, net (2) 37,233 Total other assets $ 471,333 Common Shares Outstanding Total shares 251,697,456 We disclose components of our business relevant to calculate NAV. We consider NAV to be a useful supplemental measure that assists both management and investors to estimate the fair value of our Company. The calculation of NAV involves significant estimates and can be calculated using various methods. Each individual investor must determine the specific methodology, assumptions and estimates to use to arrive at an estimated NAV of the Company. The components of NAV do not consider potential changes in our investment portfolio. The components include non-GAAP financial measures, such as Cash NOI. Although these measures are not presented in accordance with GAAP, investors can use these non-GAAP financial measures as supplemental information to evaluate our business.

24 SABRA 4Q 2025 SUPPLEMENTAL INFORMATION December 31, 2025 APPENDIX Disclaimer Disclaimer This supplement contains “forward-looking” information as that term is defined in the Private Securities Litigation Reform Act of 1995. Any statements that do not relate to historical or current facts or matters are forward-looking statements. Examples of forward-looking statements include all statements regarding our expected future financial position (including our earnings guidance for 2026, as well as the assumptions set forth therein), results of operations, cash flows, liquidity, business strategy, growth opportunities, potential investments, and plans and objectives for future operations. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. Our actual results may differ materially from those projected or contemplated by our forward-looking statements as a result of various factors, including, among others, the following: increases in market interest rates and inflation; pandemics or epidemics, and the related impact on our tenants, borrowers and Senior Housing - Managed communities; operational risks with respect to our Senior Housing - Managed communities; increased labor costs and labor shortages; competitive conditions in our industry; the loss of key management personnel; uninsured or underinsured losses affecting our properties; potential impairment charges and adjustments related to the accounting of our assets; risks associated with our investment in our unconsolidated joint ventures; catastrophic weather and other natural or man-made disasters, the effects of climate change on our properties and a failure to implement sustainable and energy- efficient measures; increased operating costs and competition for our tenants, borrowers and Senior Housing - Managed communities; increased healthcare regulation and enforcement; our tenants’ dependency on reimbursement from governmental and other third- party payor programs; the effect of our tenants, operators or borrowers declaring bankruptcy or becoming insolvent; our ability to find replacement tenants and the impact of unforeseen costs in acquiring new properties; the impact of litigation and rising insurance costs on the business of our tenants; the impact of required regulatory approvals of transfers of healthcare properties; environmental compliance costs and liabilities associated with real estate properties we own; our tenants’, borrowers’ or operators’ failure to adhere to applicable privacy and data security laws; a material breach of our or our tenants’, borrowers’ or operators’ information technology; our concentration in the healthcare property sector, particularly in skilled nursing/transitional care facilities and senior housing communities, which makes our profitability more vulnerable to a downturn in a specific sector than if we were investing in multiple industries; the significant amount of and our ability to service our indebtedness; covenants in our debt agreements that may restrict our ability to pay dividends, make investments, incur additional indebtedness and refinance indebtedness on favorable terms; adverse changes in our credit ratings; our ability to make dividend distributions at expected levels; our ability to raise capital through equity and debt financings; changes and uncertainty in macroeconomic conditions and disruptions in the financial markets; risks associated with our ownership of property outside the U.S., including currency fluctuations; the relatively illiquid nature of real estate investments; our ability to maintain our status as a real estate investment trust (“REIT”) under the federal tax laws; compliance with REIT requirements and certain tax and tax regulatory matters related to our status as a REIT; changes in tax laws and regulations affecting REITs; the ownership limits and takeover defenses in our governing documents and under Maryland law, which may restrict change of control or business combination opportunities; and the exclusive forum provisions in our bylaws. Additional information concerning risks and uncertainties that could affect our business can be found in our filings with the Securities and Exchange Commission (the “SEC”), including in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2025. We do not intend, and we undertake no obligation, to update any forward-looking information to reflect events or circumstances after the date of this supplement or to reflect the occurrence of unanticipated events, unless required by law to do so. Note Regarding Non-GAAP Financial Measures This supplement includes the following financial measures defined as non-GAAP financial measures by the SEC: net operating income (“NOI”), Cash NOI, funds from operations (“FFO”), Normalized FFO, Adjusted FFO (“AFFO”), Normalized AFFO, FFO per diluted common share, Normalized FFO per diluted common share, AFFO per diluted common share, Normalized AFFO per diluted common share and Adjusted EBITDA (defined below). These measures may be different than non-GAAP financial measures used by other companies, and the presentation of these measures is not intended to be considered in isolation or as a substitute for financial information prepared and presented in accordance with U.S. generally accepted accounting principles. An explanation of these non-GAAP financial measures is included under “Reporting Definitions” in this supplement and reconciliations of these non-GAAP financial measures to the GAAP financial measures we consider most comparable are included on the Investors section of our website at https://ir.sabrahealth.com/investors/ financials/quarterly-results. Tenant and Borrower Information This supplement includes information regarding our tenants that lease properties from us and our borrowers, most of which are not subject to SEC reporting requirements. The information related to our tenants and borrowers that is provided in this supplement has been provided by, or derived from information provided by, such tenants and borrowers. We have not independently verified this information. We have no reason to believe that such information is inaccurate in any material respect. We are providing this data for informational purposes only. Sabra Information The information in this supplemental information package should be read in conjunction with the Company’s Annual Report on Form 10- K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other information filed with the SEC. The Reporting Definitions and Reconciliations of Non-GAAP Measures are an integral part of the information presented herein. On Sabra’s website, www.sabrahealth.com, you can access, free of charge, Sabra’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, as soon as reasonably practicable after such material is filed with, or furnished to, the SEC. The information contained on Sabra’s website is not incorporated by reference into, and should not be considered a part of, this supplemental information package. All material filed with the SEC can also be accessed through its website, www.sec.gov. For more information, contact Investor Relations at (888) 393-8248 or investorrelations@sabrahealth.com.

25 SABRA 4Q 2025 SUPPLEMENTAL INFORMATION December 31, 2025 APPENDIX Reporting Definitions Adjusted EBITDA* Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company’s long-term equity award program, and loan loss reserves. Adjusted EBITDA is an important non-GAAP supplemental measure of operating performance. Annualized Cash Net Operating Income (“Annualized Cash NOI”)* The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Annualized Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Annualized Cash NOI as Annualized Revenues less operating expenses and non-cash revenues and expenses. Annualized Cash NOI excludes all other financial statement amounts included in net income and is presented at Sabra’s pro rata share. Annualized Revenues  The annual contractual rental revenues under leases and interest and other income generated by the Company’s loans receivable and other investments based on amounts invested and applicable terms as of the end of the period presented. Annualized Revenues do not include tenant recoveries and are adjusted to reflect actual payments received related to the twelve months ended at the end of the respective period for leases no longer accounted for on an accrual basis. Behavioral Health Includes behavioral hospitals that provide inpatient and outpatient care for patients with mental health conditions, chemical dependence or substance addictions and addiction treatment centers that provide treatment services for chemical dependence and substance addictions, which may include inpatient care, outpatient care, medical detoxification, therapy and counseling. Cash Net Operating Income (“Cash NOI”)*    The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Cash NOI as total revenues less operating expenses and non-cash revenues and expenses. Cash NOI excludes all other financial statement amounts included in net income and is presented at Sabra’s pro rata share. Cash NOI Margin Cash NOI Margin is calculated as Cash NOI divided by resident fees and services. Consolidated Debt  The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness as reported in the Company’s consolidated financial statements. Consolidated Debt, Net The carrying amount of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness, as reported in the Company’s consolidated financial statements. Consolidated Enterprise Value The Company believes Consolidated Enterprise Value is an important measurement as it is a measure of a company’s value. The Company calculates Consolidated Enterprise Value as market equity capitalization plus Consolidated Debt. Market equity capitalization is calculated as (i) the number of shares of common stock multiplied by the closing price of the Company’s common stock on the last day of the period presented plus (ii) the number of shares of preferred stock multiplied by the closing price of the Company’s preferred stock on the last day of the period presented. Consolidated Enterprise Value includes the Company’s market equity capitalization and Consolidated Debt, less cash and cash equivalents. EBITDARM  Earnings before interest, taxes, depreciation, amortization, rent and management fees (“EBITDARM”) for a particular facility accruing to the operator/tenant of the property (not the Company), for the period presented. The Company uses EBITDARM in determining EBITDARM Coverage. EBITDARM has limitations as an analytical tool. EBITDARM does not reflect historical cash expenditures or future cash requirements for facility capital expenditures or contractual commitments. In addition, EBITDARM does not represent a property’s net income or cash flows from operations and should not be considered an alternative to those indicators. The Company utilizes EBITDARM to evaluate the core operations of the properties by eliminating management fees, which may vary by operator/tenant and operating structure, and as a supplemental measure of the ability of the Company’s operators/tenants and relevant guarantors to generate sufficient liquidity to meet related obligations to the Company. EBITDARM Coverage  Represents the ratio of EBITDARM to cash rent for owned facilities (excluding Senior Housing - Managed communities) for the period presented. EBITDARM Coverage is a supplemental measure of a property’s ability to generate cash flows for the operator/tenant (not the Company) to meet the operator’s/tenant’s related cash rent and other obligations to the Company. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of EBITDARM. EBITDARM Coverage includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful.

26 SABRA 4Q 2025 SUPPLEMENTAL INFORMATION December 31, 2025 APPENDIX Reporting Definitions Funds From Operations (“FFO”) and Adjusted Funds from Operations (“AFFO”)*  The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company also believes that funds from operations, or FFO, as defined in accordance with the definition used by the National Association of Real Estate Investment Trusts (“Nareit”), and adjusted funds from operations, or AFFO (and related per share amounts) are important non-GAAP supplemental measures of the Company’s operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. Thus, Nareit created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions and the Company’s share of gains or losses from real estate dispositions related to its unconsolidated joint ventures, plus real estate depreciation and amortization, net of amounts related to noncontrolling interests, plus the Company’s share of depreciation and amortization related to its unconsolidated joint ventures, and real estate impairment charges of both consolidated and unconsolidated entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. AFFO is defined as FFO excluding stock-based compensation expense, non-cash rental and related revenues, non-cash interest income, non-cash interest expense, non-cash portion of loss on extinguishment of debt, provision for (recovery of) loan losses and other reserves, non-cash lease termination income and deferred income taxes, as well as other non-cash revenue and expense items (including noncapitalizable acquisition costs, transaction costs related to operator transitions and organizational or other restructuring activities, gain/loss on derivative instruments, and non-cash revenue and expense amounts related to noncontrolling interests) and the Company’s share of non-cash adjustments related to its unconsolidated joint ventures. The Company believes that the use of FFO and AFFO (and the related per share amounts), combined with the required GAAP presentations, improves the understanding of the Company’s operating results among investors and makes comparisons of operating results among real estate investment trusts more meaningful. The Company considers FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding the applicable items listed above, FFO and AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. While FFO and AFFO are relevant and widely used measures of operating performance of real estate investment trusts, they do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define AFFO differently than the Company does. Grant Income Grant income consists of funds specifically paid to communities in our Senior Housing - Managed portfolio from state or federal governments related to the pandemic and were incremental to the amounts that would have otherwise been received for providing care to residents. Investment Represents the carrying amount of real estate assets after adding back accumulated depreciation and amortization and excludes net intangible assets and liabilities. Market Capitalization Total common shares of Sabra outstanding multiplied by the closing price per common share as of a given period. Net Debt* The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness as reported in the Company’s consolidated financial statements, net of cash and cash equivalents as reported in the Company’s consolidated financial statements. Net Debt to Adjusted EBITDA* Net Debt to Adjusted EBITDA is calculated as Net Debt divided by Annualized Adjusted EBITDA, which is Adjusted EBITDA, as adjusted for annualizing adjustments that give effect to the acquisitions and dispositions completed during the respective period as though such acquisitions and dispositions were completed as of the beginning of the period presented. Net Operating Income (“NOI”)*   The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines NOI as total revenues less operating expenses. NOI excludes all other financial statement amounts included in net income.

27 SABRA 4Q 2025 SUPPLEMENTAL INFORMATION December 31, 2025 APPENDIX Reporting Definitions Normalized FFO and Normalized AFFO* Normalized FFO and Normalized AFFO represent FFO and AFFO, respectively, adjusted for certain income and expense items that the Company does not believe are indicative of its ongoing operating results. The Company considers Normalized FFO and Normalized AFFO to be useful measures to evaluate the Company’s operating results excluding these income and expense items to help investors compare the operating performance of the Company between periods or as compared to other companies. Normalized FFO and Normalized AFFO do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Normalized FFO and Normalized AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of Normalized FFO and Normalized AFFO may not be comparable to Normalized FFO and Normalized AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define FFO and AFFO or Normalized FFO and Normalized AFFO differently than the Company does. Occupancy Percentage Occupancy Percentage represents the facilities’ average operating occupancy for the period indicated. The percentages are calculated by dividing the actual census from the period presented by the available beds/units for the same period. Except for Senior Housing - Managed, Occupancy includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. REVPOR REVPOR represents the average revenues generated per occupied unit per month at Senior Housing - Managed communities for the period indicated. It is calculated as resident fees and services revenues, excluding Grant Income, divided by average monthly occupied unit days. REVPOR includes only Stabilized Facilities. Senior Housing  Senior Housing communities include independent living, assisted living, continuing care retirement and memory care communities. Senior Housing - Managed Senior Housing communities operated by third-party property managers pursuant to property management agreements. Skilled Mix  Skilled Mix is defined as the total Medicare and non-Medicaid managed care patient revenue at Skilled Nursing/Transitional Care facilities divided by the total revenues at Skilled Nursing/Transitional Care facilities for the period indicated. Skilled Mix includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. Skilled Nursing/Transitional Care Skilled Nursing/Transitional Care facilities include skilled nursing, transitional care, multi-license designation and mental health facilities. Specialty Hospitals and Other Includes acute care, long-term acute care and rehabilitation hospitals, facilities that provide residential services, which may include assistance with activities of daily living, and other facilities not classified as Skilled Nursing/Transitional Care, Senior Housing or Behavioral Health. Stabilized Facility At the time of acquisition, the Company classifies each facility as either stabilized or non-stabilized. In addition, the Company may classify a facility as non-stabilized after acquisition. Circumstances that could result in a facility being classified as non-stabilized include newly completed developments, facilities undergoing major renovations or additions, facilities being repositioned or transitioned to new operators, and significant transitions within the tenants’ business model. Such facilities are typically reclassified to stabilized upon the earlier of maintaining consistent performance or 24 months after the date of classification as non-stabilized. Stabilized Facilities generally exclude (i) facilities held for sale, (ii) strategic disposition candidates, (iii) facilities being transitioned to a new operator, (iv) facilities being transitioned from being leased by the Company to being operated by the Company and (v) leased facilities acquired during the three months preceding the period presented. *Non-GAAP Financial Measures Reconciliations, definitions and important discussions regarding the usefulness and limitations of the Non-GAAP Financial Measures used in this supplement can be found at https://ir.sabrahealth.com/investors/financials/quarterly-results.